SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): October 28, 2003



                              BF ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-15932                    94-3038456
        --------                  -------                    ----------
   (State of Incorporation (Commission File Number)(IRS Employer Identification
                       No.)                                                 No.)


           100 Bush Street, Suite 1250, San Francisco, California 94104
               (Address of principal executive office)           (Zip Code)


         Registrant's telephone number, including area code: (415) 989-6580





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                              BF ENTERPRISES, INC.

                                    FORM 8-K
                                 CURRENT REPORT



Item 5.  Other Events and Regulation FD Disclosure.

On October 28, 2003, the Board of Directors of BF Enterprises, Inc. (the "Company") appointed Thomas C. Quick as a new director of the Company to fill a vacancy created by the death on October 20, 2003 of director, Charles E.F. Millard. The press release announcing this appointment is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

         Exhibit 99.1 BF Enterprises, Inc.'s Press Release, dated October 28, 2003.


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                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BF ENTERPRISES, INC.


Date:    October 28, 2003                By: /s/ S. Douglas Post
                                             -----------------------
                                             S. Douglas Post
                                             Vice President, Chief Financial
                                             Officer and Treasurer
                                             (Principal Accounting Officer)








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